AAM/HIMCO Short Duration Fund (the “Fund”)

Class A Shares (ASDAX)

Class C Shares (ASDCX)

Class I Shares (ASDIX)

A series of Investment Managers Series Trust

Supplement dated January 30, 2019, to the

Prospectus and Statement of Additional Information, each dated November 1, 2018, as supplemented;

and Summary Prospectus dated November 1, 2018.

Class C Shares Contingent Deferred Sales Charge

Effective immediately, all references to the Fund’s Class C Shares’ contingent deferred sales charge (“CDSC”) in the Fund’s Prospectus and Summary Prospectus are updated to reflect that the CDSC applies to Class C Shares sold within 12 months of the date of purchase.

Please file this Supplement with your records.